Exhibit 10.2

FDIC
Federal Deposit Insurance Corporation	Legal Division
25 Jessie Street at Ecker Square, Suite 1400	San Francisco Regional Office
San Francisco, California 94105-2756	TEL: (415) 546-0160 FAX: (415) 808-7942

May 18, 2010

UPS OVERNIGHT DELIVERY

The Board of Directors

Butte Community Bank

1360 E. Lassen Avenue

Chico, California 95973

Subject:	In the Matter of:
Butte Community Bank
Chico, California
Docket FDIC-10-097b
Issuance of Consent Order

Members of the Board:

The San Francisco Regional Office of the Federal Deposit Insurance Corporation (“FDIC”) has accepted the Stipulation to the Issuance of a Consent Order (“Stipulation”) entered into by Butte Community Bank, Chico, California, on May 11, 2010, and issued a Consent Order (“Order”) on May 18, 2010. Enclosed is a copy of the executed Order and Stipulation.

Sincerely,

/s/ Elaine A. Laye
Elaine A. Laye
Counsel

Enclosures

cc:	Gary S. Findley
Attorney at Law

GARY STEVEN FINDLEY & ASSOCIATES

Gary Steven Findley*	A PROFESSIONAL CORPORATION	Telephone
Thomas Q. Kwan	ATTORNEYS AT LAW	(714) 630-7136
Laura Dean-Richardson		Telecopier
Debra L. Barbin	1470 NORTH HUNDLEY STREET	(714) 630-7910
ANAHEIM, CALIFORNIA 92806

*A Professional Corporation

May 11, 2010

Ms. Elaine A. Laye, Counsel

Federal Deposit Insurance Corporation

Legal Division

25 Jessie Street @ Ecker Square, Suite 1400

San Francisco, California 94105

Re:	In the Matter of:
Butte Community Bank, Chico, California

Dear Ms. Laye:

I serve as counsel for Butte Community Bank, Chico, California (“Bank”). I have reviewed the facts related to the meeting of the Bank’s Board of Directors (“Board”) held on May 11, 2010, I was present at this meeting and am thoroughly familiar with the actions taken by the Board to authorize the execution of the Stipulation of the Issuance of a Consent Order (“Stipulation”).

Therefore, I can render the following opinion that:

1.                                       the above-referenced meeting of the Board was held in conformity with State law and the Bylaws of the Bank;

2.                                       the action taken by the Board at such meeting relating to the Stipulation was a valid and binding act of the Bank; and

3.                                       the Stipulation is a valid and binding agreement of the Bank.

Respectfully,

GARY STEVEN FINDLEY & ASSOCIATES

	By:	/s/ Gary Steven Findley
Gary Steven Findley
GSF:b1		Attorney at Law

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS

SAN FRANCISCO, CALIFORNIA

)
In the Matter of	)	STIPULATION TO THE
	)	ISSUANCE OF A
BUTTE COMMUNITY BANK	)	CONSENT ORDER
CHICO, CALIFORNIA	)
	)	FDIC-10-097b
(INSURED STATE NONMEMBER BANK))
)

Subject to the acceptance of this Stipulation to the Issuance of a Consent Order (“Stipulation”) by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“CDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the CDFI, and Butte Community Bank, Chico, California (“Bank”), as follows:

1.                                       The Bank has been advised of its right to receive a Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and Section 1912 (“CFC”), and has waived those rights.

2.                                       The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of a Consent Order (“Order”) by the FDIC and the CDFI. The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and the CFC, and that said Order shall become effective upon its issuance by the FDIC and the CDFI, and fully enforceable by the FDIC and the CDFI pursuant to the provisions of the Act and the CFC.

3.                                       In the event the FDIC and the CDFI accept the Stipulation and issue the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in State Superior Court will be taken by the CDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.

4.                                       The Bank hereby waives:

(a)                                  The receipt of a Notice;

(b)                                 All defenses in this proceeding;

(c)                                  A public hearing for the purpose of taking evidence on such alleged charges;

(d)                                 The filing of Proposed Findings of Fact and Conclusions of Law;

(e)                                  A recommended decision of an Administrative Law Judge;

(f)                                    Exceptions and briefs with respect to such recommended decision; and

(g)                                 The right to appeal.

Dated:  May 11, 2010

FEDERAL DEPOSIT INSURANCE	BUTTE COMMUNITY BANK
CORPORATION, LEGAL DIVISION	CHICO, CALIFORNIA
BY:	BY:

/s/ Elaine A. Laye	/s/ M. Robert Ching
Elaine A. Laye	M. Robert Ching, MD
Counsel

CALIFORNIA DEPARTMENT OF

FINANCIAL INSTITUTIONS

BY:

/s/ Jennifer L.W. Rumberger	/s/ John Coger
Jennifer L.W. Rumberger	John Coger
Senior Counsel

/s/ Donald W. Leforce
Donald W. Leforce

/s/ Eugene B. Even
Eugene B. Even

/s/ Robert L. Morgan
Robert L. Morgan, MD

/s/ Gary B. Strauus
Gary B. Strauus, MD

/s/ John D. Lanam
John D. Lanam

/s/ Luther W. McLaughlin
Luther W. McLaughlin, CPA

/s/ Hubert Townshend
Hubert Townshend

/s/ Ellis L. Matthews
Ellis L. Matthews

/s/ James S. Rickards
James S. Rickards

/s/ Keith Robbins
Keith Robbins

Comprising the Board of Directors of Butte
Community Bank, Chico, California